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Exhibit 10.1

CONSENT OF PRICEWATERHOUSECOOPERS, S.C.

        We hereby consent to the incorporation of our report dated March 14, 2003 relating to the consolidated financial statements of Grupo TMM, S.A. for the fiscal year ended December 31, 2002, which appears in such Annual Report on Form 20-F.

/s/ ALBERTO DEL CASTILLO V. VILCHIS Alberto del Castillo V. Vilchis

Mexico City
June 27, 2003

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  Exhibit 10.1
CONSENT OF PRICEWATERHOUSECOOPERS, S.C.